UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6474

DREYFUS GROWTH AND INCOME FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Growth and	Income
Fund, Inc.

SEMIANNUAL REPORT April 30, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Growth and Income Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2005, through April 30, 2006.

Since June 2004, the Federal Reserve Board has attempted to manage U.S. economic growth and forestall potential inflation by gradually raising short-term interest rates. Recently, Fed Chairman Ben Bernanke suggested that the Fed may soon pause to assess current economic data and evaluate the impact of its credit tightening campaign. In our view, the Fed’s efforts so far have largely been successful: the economy has grown at a moderate pace, the unemployment rate has dropped to multi-year lows, corporate profits have risen, and inflation has remained low despite volatile energy prices.

However, the financial markets are more likely to be influenced not by what the Fed already has accomplished, but by investors’ expectations of what is to come, including the Fed’s decision to increase rates further, maintain them at current levels or reduce them to stimulate future growth.We believe that this decision will depend largely on the outlook for core inflation in 2007.The Fed probably can stand pat as long as it expects inflation to remain subdued. But if inflationary pressures build in an expanding economy, the Fed may choose to resume tightening later this year. As always, we urge you to discuss with your financial advisor the potential implications of these possibilities on your investments.

For information about how the fund performed, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

L. Emerson Tuttle, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2006, the fund produced a total return of 9.41% .1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 9.63% for the same period.2

Markets generally responded favorably to continued global economic growth and low inflation despite the uncertainty generated by rising interest rates and higher energy prices. The fund’s holdings benefited from these conditions, roughly matching the benchmark’s gains. Relatively strong returns in the financials, energy and industrials sectors were balanced by weaker results in the health care, technology and basic materials sectors.

What is the fund’s investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.To pursue these goals, the fund invests primarily in stocks of domestic and foreign issuers. The fund’s stock investments may include common stocks, preferred stocks and convertible securities, including those issued in initial public offerings.

The fund’s investment strategy combines market economics with fundamental research.The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each economic sector of the S&P 500 Index is examined to determine the sector’s market-capitalized weighting and to estimate the performance of the sector relative to the S&P 500 Index as a whole. A balance is determined for the fund, giving greater weight to sectors that are expected to outperform the overall market, and less weight to sectors that are expected to underperform the overall market.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In choosing stocks, the fund employs fundamental analysis, generally seeking companies with strong positions in their industries, and companies with a catalyst that can trigger a price increase (such as accelerating earnings growth, a corporate restructuring or change in management). The portfolio manager seeks to create a broadly diversified core portfolio comprising growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. Income is generated primarily from dividend-paying stocks in which the fund may invest.The manager selects stocks based on:

  value, or how a stock is priced relative to its perceived intrinsic worth;
  growth, in this case the sustainability or growth of earnings or cash flow; and
  financial profile, which measures the financial health of the company.

What other factors influenced the fund’s performance?

The economy’s strength during the reporting period was generated primarily by higher levels of U.S. capital markets activity and persistently strong global industrial demand. Although interest rates and energy prices continued to rise,they did not appear to impede overall economic growth or business spending.These conditions primarily favored stocks in the financials, energy, industrials and basic materials sectors.

Our security selection strategy delivered relatively strong performance in three of these four sectors. Among financial companies, top performers included commercial banks, such as Bank of America and Wachovia; diversified financial services providers, such as JPMorgan Chase & Co.; and mortgage lenders, such as Countrywide Financial. In the energy sector, the fund’s overweighted position enhanced returns, as did its focus on equipment and service providers, such as Weatherford International and Grant Prideco. In the industrials sector, gains in electrical equipment maker Emerson Electric and a well timed trade in conglomerate Textron, which was sold during the reporting period, helped boost the fund’s returns.

On the other hand, the fund’s relative performance was hindered by weaker results in the health care, technology and basic materials sectors.

In the health care sector, we focused on biotechnology and medical device stocks, but the market favored large-cap pharmaceutical companies and medical services, areas in which the fund maintained relatively light exposure. In the technology sector, unfortunate timing of trades in electronics maker Apple Computer and semiconductor manufacturer Advanced Micro Devices undermined returns, as did disappointing performance from computer seller Dell and programmable logic devices provider Altera, which were sold during the reporting period. Finally, in the basic materials sector, solid gains from chemical companies, such as Air Products and Chemicals, were offset by relatively light exposure to the metals and mining industry, one of the sector’s stronger areas.

What is the fund’s current strategy?

Although we recently trimmed the fund’s energy exposure, we have continued to emphasize energy companies, which we believe may benefit further from high fuel costs and robust industrial demand.The fund also maintains mildly overweighted exposure to the health care sector, which we consider a defensive position in light of concerns about the potential impact of rising interest rates and high energy prices on future economic growth.

We have balanced these overweighted positions with underweighted exposure to the consumer discretionary sector, where rising interest rates and high oil prices may inhibit consumer spending.The fund also holds mildly underweighted exposure to the technology, communications and utilities sectors, which we believe may prove vulnerable to emerging economic and business trends.

May 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2005 to April 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2006

Expenses paid per $1,000 †	$ 5.19
Ending value (after expenses)	$1,094.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2006

Expenses paid per $1,000 †	$ 5.01
Ending value (after expenses)	$1,019.84

† Expenses are equal to the fund’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS April 30, 2006 (Unaudited)
Common Stocks—98.5%	Shares	Value ($)

Banking—3.8%
Bank of America	602,900	30,096,768
Basic Industries—2.6%
Air Products & Chemicals	139,300	9,544,836
EI Du Pont de Nemours & Co.	256,100	11,294,010
		20,838,846
Beverages & Tobacco—2.7%
Altria Group	289,000	21,143,240
Capital Goods—9.5%
Corning	243,200 [a]	6,719,616
Danaher	245,000	15,706,950
Emerson Electric	164,000	13,931,800
General Electric	1,112,900	38,495,211
		74,853,577
Construction & Housing—1.7%
3M	160,400	13,702,972
Consumer Non-Durables—3.8%
Cadbury Schweppes, ADR	196,300 [b]	7,844,148
PepsiCo	157,400	9,166,976
Procter & Gamble	215,300	12,532,613
		29,543,737
Consumer Services—10.6%
Advance Auto Parts	281,350	11,315,897
CVS	494,500	14,696,540
Hilton Hotels	514,800	13,868,712
Home Depot	284,100	11,344,113
McDonald’s	246,800	8,531,876
News, Cl. A	528,200	9,063,912
Target	277,800	14,751,180
		83,572,230

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Electronic Components & Instruments—.5%
EMC/Massachusetts	285,600 [a]	3,858,456
Energy—11.9%
Anadarko Petroleum	93,300 [b]	9,779,706
Chesapeake Energy	213,100 [b]	6,751,008
ConocoPhillips	166,200	11,118,780
Exxon Mobil	570,200	35,968,216
Grant Prideco	213,900 [a]	10,951,680
Transocean	112,100 [a]	9,087,947
Weatherford International	192,600 [a]	10,194,318
		93,851,655
Financial Services—17.2%
Affiliated Managers Group	119,300 [a,b]	12,085,090
Axis Capital Holdings	506,300	15,097,866
Capital One Financial	201,800	17,483,952
Countrywide Financial	486,800	19,793,288
JPMorgan Chase & Co.	621,600	28,208,208
Merrill Lynch & Co.	272,100	20,750,346
Wachovia	365,000	21,845,250
		135,264,000
Health Care—12.1%
Abbott Laboratories	289,800	12,386,052
Alcon	108,300	11,015,193
Amgen	162,500 [a]	11,001,250
Caremark Rx	112,300	5,115,265
Fisher Scientific International	97,500 [a]	6,878,625
Genzyme	127,000 [a]	7,767,320
Novartis, ADR	224,900	12,933,999
WellPoint	171,000 [a]	12,141,000
Wyeth	331,800	16,148,706
		95,387,410

8

Common Stocks (continued)	Shares	Value ($)

Technology—15.9%
Adobe Systems	229,900	9,012,080
Advanced Micro Devices	246,200 [a]	7,964,570
Broadcom, Cl. A	203,700 [a]	8,374,107
Cisco Systems	585,200 [a]	12,259,940
Citrix Systems	165,200 [a]	6,594,784
Electronic Arts	172,200 [a]	9,780,960
Google, Cl. A	15,543 [a]	6,496,041
Intel	313,900	6,271,722
International Business Machines	137,200	11,297,048
Microchip Technology	257,400	9,590,724
Microsoft	874,300	21,114,345
Motorola	174,900	3,734,115
Qualcomm	243,300	12,491,022
		124,981,458
Transportation—1.7%
Burlington Northern Santa Fe	163,600	13,011,108
Utilities—4.5%
AT & T	407,300	10,675,333
PG & E	107,100 [b]	4,266,864
Sempra Energy	149,100	6,861,582
Southern	210,900	6,797,308
Verizon Communications	210,100	6,939,603
		35,540,690
Total Common Stocks
(cost $663,583,226)		775,646,147

Other Investment—1.5%

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $11,987,000)	11,987,000 [c]	11,987,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—3.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $25,829,100)	25,829,100 [c]	25,829,100

Total Investments (cost $701,399,326)	103.3%	813,462,247

Liabilities, Less Cash and Receivables	(3.3%)	(26,071,301)

Net Assets	100.0%	787,390,946

ADR—American Depository Receipts.
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At April 30, 2006, the total market value of the fund’s securities on loan is $25,098,436 and the total market value of the collateral held by the fund is $25,829,100.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary	(Unaudited)†

	Value (%)		Value (%)

Financial Services	17.2	Banking	3.8
Technology	15.9	Consumer Non-Durables	3.8
Health Care	12.1	Beverages & Tobacco	2.7
Energy	11.9	Basic Industries	2.6
Consumer Services	10.6	Construction & Housing	1.7
Capital Goods	9.5	Transportation	1.7
Short-Term/Money		Electronic Components
Market Investments	4.8	& Instruments	.5
Utilities	4.5		103.3

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES April 30, 2006 (Unaudited)
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $25,098,436)—Note 1(c):
Unaffiliated issuers	663,583,226	775,646,147
Affiliated issuers	37,816,100	37,816,100
Cash		245,443
Dividends and interest receivable		681,434
Receivable for shares of Common Stock subscribed		10,730
Prepaid expenses		45,059
		814,444,913

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		575,797
Liability for securities on loan—Note 1(c)		25,829,100
Payable for shares of Common Stock redeemed		530,819
Accrued expenses		118,251
		27,053,967

Net Assets ($)		787,390,946

Composition of Net Assets ($):
Paid-in capital		666,051,390
Accumulated undistributed investment income—net		291,812
Accumulated net realized gain (loss) on investments		8,984,823
Accumulated net unrealized appreciation
(depreciation) on investments		112,062,921

Net Assets ($)		787,390,946

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		47,731,123
Net Asset Value, offering and redemption price per share ($)		16.50

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS Six Months Ended April 30, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $12,377 foreign taxes withheld at source):
Unaffiliated issuers	7,121,766
Affiliated issuers	179,153
Income from securities lending	16,397
Total Income	7,317,316
Expenses:
Management fee—Note 3(a)	2,959,125
Shareholder servicing costs—Note 3(b)	830,585
Directors’ fees and expenses—Note 3(c)	46,360
Professional fees	38,456
Custodian fees—Note 3(b)	29,486
Prospectus and shareholders’ reports	15,317
Registration fees	11,084
Miscellaneous	18,752
Total Expenses	3,949,165
Investment Income—Net	3,368,151

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,380,259
Net unrealized appreciation (depreciation) on investments	31,642,142
Net Realized and Unrealized Gain (Loss) on Investments	68,022,401
Net Increase in Net Assets Resulting from Operations	71,390,552

See notes to financial statements.
12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2006	Year Ended
	(Unaudited)	October 31, 2005

Operations ($):
Investment income—net	3,368,151	11,972,040
Net realized gain (loss) on investments	36,380,259	72,543,537
Net unrealized appreciation
(depreciation) on investments	31,642,142	(29,913,333)
Net Increase (Decrease) in Net Assets
Resulting from Operations	71,390,552	54,602,244

Dividends to Shareholders from ($):
Investment income—net	(4,759,327)	(10,638,417)

Capital Stock Transactions ($):
Net proceeds from shares sold	9,430,009	16,595,007
Dividends reinvested	4,474,491	10,005,531
Cost of shares redeemed	(74,630,022)	(121,581,492)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(60,725,522)	(94,980,954)
Total Increase (Decrease) in Net Assets	5,905,703	(51,017,127)

Net Assets ($):
Beginning of Period	781,485,243	832,502,370
End of Period	787,390,946	781,485,243
Undistributed investment income—net	291,812	1,682,988

Capital Share Transactions (Shares):
Shares sold	587,359	1,101,171
Shares issued for dividends reinvested	279,452	663,224
Shares redeemed	(4,653,697)	(8,030,851)
Net Increase (Decrease) in Shares Outstanding	(3,786,886)	(6,266,456)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2006		Year Ended October 31,

	(Unaudited)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	15.17	14.41	13.64	11.78	14.63	19.29
Investment Operations:
Investment income—net [a]	.07	.22	.09	.07	.05	.04
Net realized and unrealized
gain (loss) on investments	1.36	.73	.78	1.86	(2.30)	(3.39)
Total from
Investment Operations	1.43	.95	.87	1.93	(2.25)	(3.35)
Distributions:
Dividends from investment
income—net	(.10)	(.19)	(.10)	(.07)	(.05)	(.04)
Dividends from net realized
gain on investments	—	—	—	—	(.55)	(1.27)
Total Distributions	(.10)	(.19)	(.10)	(.07)	(.60)	(1.31)
Net asset value, end of period	16.50	15.17	14.41	13.64	11.78	14.63

Total Return (%)	9.41[b]	6.63	6.36	16.48	(16.27)	(18.15)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50[b]	.99	1.03	1.06	1.01	.98
Ratio of net expenses
to average net assets	.50[b]	.99	1.03	1.06	1.01	.98
Ratio of net investment
income to average
net assets	.42[b]	1.45	.66	.56	.37	.26
Portfolio Turnover Rate	32.37[b]	72.21	48.04	42.66	26.93	32.57

Net Assets, end of period
($ x 1,000)	787,391	781,485	832,502	862,633	805,956	1,092,228

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unauditded)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

“Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $27,395,436 for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2005. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2005 were as follows: ordinary income $10,638,417. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2006, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2006, the fund was charged $527,358 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2006, the fund was charged $248,909 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2006, the fund was charged $29,486 pursuant to the custody agreement.

During the period ended April 30, 2006, the fund was charged $1,926 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $483,482, chief compliance officer fees $1,284, custodian fees $14,731 and transfer agency per account fees $76,300.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2006, amounted to $252,942,283 and $318,921,321, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2006 there were no financial futures contracts outstanding.

At April 30, 2006, accumulated net unrealized appreciation on investments was $112,062,921, consisting of $121,544,593 gross unrealized appreciation and $9,481,672 gross unrealized depreciation.

At April 30, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

For More Information

Dreyfus	Transfer Agent &
Growth and Income Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH AND INCOME FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	June 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	June 30, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	June 30, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)